N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2013

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Annual Report
December 31, 2013

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479
Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or Fund") for the year ended December 31, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. With improving job and home building numbers as well as good corporate earnings, the broader market (S&P 500) posted a strong month in January. February market returns, while positive, were not as strong as investors became slightly hesitant with automatic spending cuts set to kick in on March 1. As it turned out, the automatic spending cuts kicked in with little immediate influence on the market. With the economy on stable footing, the market was up moderately in March and posted a gain of 10.61% for the quarter.

The S&P 500 had modest returns in April and May, building on the strong performance from the first quarter and once again set an all time high. The Federal Reserve asset purchase program remained at $85 billion per month and the economy sustained its steady albeit slow growth. Continued improvement in the labor market, along with seasonally adjusted auto sales near pre-recession levels and consumer sentiment at near six year highs also supported the rally. The market hit a speed bump in mid-June, as the Chairman of the Federal Reserve hinted at tapering asset purchases. This sent equity markets lower and interest rates higher as the market absorbed the news. The market recovered some of the losses as the GDP growth rate was revised down in late June leading investors to believe the Fed tapering may not be date certain. The market returned 2.91% during the second quarter driven by cyclical sectors such as consumer discretionary and financials, while the utilities sector weighed on the market. Investors moved away from high yield equities in the second quarter as interest rates on the 10-year Treasury rose making them less attractive.

The third quarter began strong with improving economic numbers. July markets were led higher by the financials and health care sectors. Worries over the Fed reducing its asset purchases coupled with concerns that the US would get involved in a conflict in Syria caused the market to pull back in August. The S&P 500 did move higher by 5.24% in the third quarter, helped by Fed Chairman Ben Bernanke assuring investors there were no immediate plans to taper following the September FOMC meeting.

October began with a 16-day Government shutdown, but the markets steadily pushed higher once a funding agreement was reached. Economic reports continued to improve and the Fed announced on December 18 that they would reduce their asset purchases from $85B per month down to $75B. Enjoying the positive economic reports and clear Fed guidance, the market rallied through the end of the year with the S&P 500 returning 10.51% for the fourth quarter. Ten-year Treasury yields ended up near 3.00%, weighing on non-cyclical sectors such as consumer staples, telecommunication services, and utilities. Cyclical sectors continued their strong performance as industrials, information technology, and consumer discretionary outperformed.

In the month of December, there were 190 active drilling rigs in North Dakota, a 7 rig increase year over year. Drilling rigs are continuing to become more efficient, with drilling times and spud-to-production times declining. This is allowing companies to drill more wells with less rigs. Activity levels were weighted towards the second half of the year, as weather was a significant factor during the first half of the year. Heavy rainfall during the spring led to reduced activity as moving equipment became more difficult and several counties in the heart of the oil activity enforced strict load restrictions. Heading into July, activity picked up as weather improved and capital expenditures of operators increased in the latter part of 2013. For the month of November, North Dakota oil production was 973,045 barrels a day, a 32.38% increase over November 2012.

For 2013, the Fund turned in a gain of 32.00%* compared to a 23.52% return for the Dow Jones U.S. Oil & Gas Index and a return for the Russell 3000 of 33.55% for the same period.

Over the twelve month period, net assets of the Fund increased by $204,666,525 to $701,872,058. The Fund increased its exposure to the engineering & construction industry and decreased its exposure to oilfield service and oilfield equipment. Stock selection in the exploration and production industry contributed significantly to relative performance versus the Dow Jones U.S. Oil & Gas Index in 2013. Over the year, efficiencies in the drilling and completion of wells helped reduce capital costs and newly applied techniques improved well economics for the industry. The Fund has continued to focus on exploration and production companies with core acreage within best-in-class liquids focused basins. Engineering and construction companies and rail related companies contributed to the Fund's performance as well. Stock selection within oilfield service and equipment industries detracted from relative performance.

Throughout 2013, there was significant volatility for refiners. Refineries were the best performing industry for the Fund in the first quarter. During the second quarter, refiners were the worst performing industry within the Fund as regulations of gasoline sulfur content and a decrease in the Brent-WTI differential all contributed to the underperformance. The Fund, however, held a lower weighting in refiners in the second quarter compared to the first. The Fund increased its weighting in refineries in the latter part of the third quarter and over the fourth quarter. During the final quarter of 2013, the regulatory and fundamental environment improved as the Environmental Protection Agency (EPA) lowered the ethanol mandate for gasoline and crude differentials widened which boosted refinery margins. Timely adjustments to allocation in refineries during the year aided the Fund's relative performance versus the Dow Jones U.S. Oil & Gas Index.

North American energy development has continued to be a driving force for American business and commerce. We believe this will generate further interest towards investing in the oil & gas shale revolution. We see upside in the exploration & production industry, as the companies within that industry are seeing higher price realizations on crude oil and further improvements in efficiencies and completion techniques. We also believe the shale revolution will keep the US energy costs on the cheaper end of the global cost curve. This should bode well for stocks in ancillary industries, including engineering and construction companies and chemical companies. We expect to see continued drilling for oil and gas and progression towards energy independence for North America.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.41%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/03	$10,000	$9,502	$10,000
12/31/04	$11,205	$10,646	$11,195
12/30/05	$12,510	$11,886	$11,880
12/29/06	$13,477	$12,805	$13,747
12/31/07	$13,353	$12,688	$14,454
12/31/08	$10,768	$10,232	$9,061
12/31/09	$12,847	$12,207	$11,629
12/31/10	$18,941	$17,997	$13,598
12/30/11	$19,895	$18,903	$13,738
12/31/12	$19,932	$18,938	$15,993
12/31/13	$26,309	$24,998	$21,359

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	32.00%	11.56%	19.55%	10.15%	9.73%
With sales charge (5.00%)	25.30%	9.68%	18.37%	9.59%	9.35%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the year ended December 31, 2013. The Fund's portfolio and related financial statements are presented within for your review.

With a total return of 32.39%, the S&P 500 had its best year since 1997. Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. Investors then became slightly hesitant with automatic spending cuts set to kick in on March 1, yet the cuts kicked in with little immediate influence on the market. High yielding, low volatility stocks were the most desired in the first quarter, driving outperformance in the consumer staples, health care, and utilities sectors while the information technology and materials sectors lagged. The S&P 500 returned 10.61% for the quarter and all time highs were reached in both the Dow and S&P 500.

Headlines in the second quarter revolved around fears of the Federal Reserve ("the Fed") reducing its monthly asset purchase program. This caused the 10-year Treasury yield to increase from a low of 1.63% to 2.48% at quarter end. With yields on the rise, investors reduced their purchases of high-yielding stocks which had a material negative impact on the Fund. Although the Fed decided not to taper, interest rates remained elevated. Throughout the second quarter, the market was driven by cyclical sectors such as consumer discretionary and financials, while the utilities sector weighed on the market.

The third quarter began strong with improving economic numbers. In July, markets were led higher by the financials and health care sectors. Worries over the Fed tapering its asset purchases coupled with concerns that the U.S. would get involved in a conflict in Syria caused the market to pull back in August. However, the S&P 500 did move higher for the third quarter by 5.24%, helped by Fed Chairman Ben Bernanke assuring investors there were no immediate plans to taper following the September FOMC meeting.

October began with a 16-day Government shutdown, but the markets steadily pushed higher once a funding agreement was reached. Economic reports continued to improve and the Fed announced on December 18 that they would reduce their asset purchases from $85B per month down to $75B. Enjoying the positive economic reports and clear Fed guidance, the market rallied through the end of the year with the S&P 500 returning 10.51% for the fourth quarter. Ten-year Treasury yields ended up near 3.00%, weighing on non-cyclical sectors such as consumer staples, telecommunication services, and utilities. Cyclical sectors continued their strong performance led by industrials, information technology, and consumer discretionary.

The Fund returned 23.88%* for the year while the S&P 500 returned 32.39% and the Morningstar Large-Cap Value category returned 31.21%. An overweight allocation in utilities and staples and stock selection in consumer discretionary detracted from relative performance for the year while stock selection in utilities and an underweight allocation in information technology contributed to relative performance. Given the Portfolio Management Team's (the "Team") emphasis on "blue chip" stocks, which have demonstrated their ability to continue to pay dividends in both good times and in bad, the Fund's performance may tend to lag in strong up markets but also may typically hold up better in severe down markets.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. In selecting securities, the Portfolio Management Team considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.77%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.45%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	23.88%	N/A	N/A	N/A	15.64%
With sales charge (5.00%)	17.66%	N/A	N/A	N/A	12.12%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the year ended December 31, 2013. The Fund's portfolio and related financial statements are presented within for your review.

With a total return of 32.39%, the S&P 500 had its best year since 1997. Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. Investors then became slightly hesitant with automatic spending cuts set to kick in on March 1, yet the cuts kicked in with little immediate influence on the market. High yielding, low volatility stocks were the most desired in the first quarter, driving outperformance in the consumer staples, health care, and utilities sectors while the information technology and materials sectors lagged. The S&P 500 returned 10.61% for the quarter and all time highs were reached in both the Dow and S&P 500.

Headlines in the second quarter revolved around fears of the Federal Reserve ("the Fed") reducing its monthly asset purchase program. This caused the 10-year Treasury yield to increase from a low of 1.63% to 2.48% at quarter end. With yields on the rise, investors reduced their purchases of high-yielding stocks. Although the Fed decided not to taper, interest rates remained elevated. Throughout the second quarter, the market was driven by cyclical sectors such as consumer discretionary and financials, while the utilities sector weighed on the market.

The third quarter began strong with improving economic numbers. In July, markets were led higher by the financials and health care sectors. Worries over the Fed tapering its asset purchases coupled with concerns that the U.S. would get involved in a conflict in Syria caused the market to pull back in August. However, the S&P 500 did move higher for the third quarter by 5.24%, helped by Fed Chairman Ben Bernanke assuring investors there were no immediate plans to taper following the September FOMC meeting.

October began with a 16-day Government shutdown, but the markets steadily pushed higher once a funding agreement was reached. Economic reports continued to improve and the Fed announced on December 18 that they would reduce their asset purchases from $85B per month down to $75B. Enjoying the positive economic reports and clear Fed guidance, the market rallied through the end of the year with the S&P 500 returning 10.51% for the fourth quarter. Ten-year Treasury yields ended up near 3.00%, weighing on non-cyclical sectors such as consumer staples, telecommunication services, and utilities. Cyclical sectors continued their strong performance led by industrials, information technology, and consumer discretionary.

The Fund returned 27.76%* for 2013, while the S&P 500 returned 32.39% and the Morningstar Large-Cap Growth category returned 33.92%. Stock selection in the industrials, consumer discretionary, and information technology sectors detracted from relative performance while stock selection in the energy and utilities sectors contributed to relative performance.

The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective. The Portfolio Management Team ("Team") makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Team's broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, cash flow growth rate, price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples, strength of balance sheet, and price momentum. The Team tries to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.83%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.36%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/03	$10,000	$9,500	$10,000
12/31/04	$11,189	$10,629	$11,088
12/30/05	$12,232	$11,620	$11,633
12/29/06	$14,073	$13,369	$13,470
12/31/07	$15,194	$14,434	$14,210
12/31/08	$11,083	$10,528	$8,953
12/31/09	$12,584	$11,954	$11,322
12/31/10	$14,747	$14,009	$13,028
12/30/11	$15,046	$14,294	$13,303
12/31/12	$16,944	$16,096	$15,432
12/31/13	$21,847	$20,754	$20,430

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	27.76%	13.98%	14.53%	8.13%	8.87%
With sales charge (5.00%)	21.38%	12.06%	13.36%	7.57%	8.58%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the year ended December 31, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Despite fluid developments with monetary and fiscal policy, coupled with persistent interest rate pressure, steadily improving macro fundamentals and wide spreads relative to low defaults produced coupon-type returns for high-yield bonds in 2013. Overall, the asset class outperformed Treasuries, investment-grade and emerging market bonds in 2013. Ultimately, investors' desire for yield and the support of positive corporate fundamentals continued to drive interest in the asset class. The Barclays Capital U.S. Corporate High Yield Bond Index returned 7.44% in 2013. Both spreads and yields ultimately tightened considerably during the period. At December 31, high-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index) were 428 basis points (bps), 111 bps tighter for the 12-month period. For the same period, yields fell from 6.13% (at December 31, 2012) to 5.64%.

Riskier CCC-rated bonds outperformed again in 2013 as CCCs returned 13.82%, while single-Bs returned 7.27% and double-Bs returned 5.05%. All sectors provided positive returns (as measured by the Barclays Capital U.S. Corporate High Yield Index) with technology, consumer products and building materials leading performance for the year. The lowest-performing sectors for the year were pipelines, retailers and media cable.

For the second consecutive year, the high-yield primary market set a record for new issue volume. High-yield issuers priced a total of approximately $400 billion, nearly a 9% increase over last year's total. Importantly, despite the pick up in issuance, new-issue quality remained conservative overall, despite the increase in lower-quality issuance during the second half of the year. Refinancing activities continue to dominate the use of proceeds and lower-rated issuance remains well below levels seen prior to the last default cycle.

Retail demand for high-yield bonds weakened in 2013, as rising interest rates and volatility due to uncertainty about monetary and fiscal policy outweighed strong fundamentals and very low default rates. Specifically, high-yield mutual fund flows totaled a net outflow of $4.1 billion in 2013 compared with $29 billion of inflows last year.

Default activity in 2013 was benign, as both default volume and the high-yield default rate reached six-year lows. The trailing 12-month par-weighted high-yield default rate decreased to 0.66%, its lowest level since December 2007. Record capital market conditions have been an important driver of low defaults as issuers continue to refinance at lower rates and extend debt maturity profiles. Default activity is expected to remain low with a forecasted sub-2% default rate through 2015, considerably below historical averages.

Portfolio Performance and Positioning

For the year, the Integrity High Income Fund returned 6.32%* (A Class Shares, net of fees) and 5.53%* (C Class Shares, net of fees), compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 7.44%, and an annual return of 7.41% for the Merrill Lynch High Yield Master II Constrained Index. In addition to the negative impact of cash flows, the Fund underperformed its benchmark (on a net of fees basis) for the year due to security selection in the telecommunications, consumer services and media non-cable sectors. The largest detractors came from relative weightings in Sprint Corporation, Springleaf Finance Corporation, Reichhold Industries, DISH DBS Corporation and ArcelorMittal. Alternatively, relative contributions from security selection in the healthcare, technology and independent energy sectors enhanced performance. Specifically, relative weightings in Radiation Therapy Services, Reynolds Group, First Data Corporation, Accellent and Marina District Finance improved results for the year.

Compared to the benchmark at quarter-end, the Fund was overweight in healthcare, technology and consumer products due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, electric utilities and oil field services because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

In 2014, we expect improving growth in the U.S. and modestly positive growth globally. We anticipate that corporate earnings will strengthen in 2014 and corporate balance sheets will remain healthy and supportive of valuations. Given attractive financing rates, companies continue to refinance and extend debt-maturity profiles. Mergers-and-acquisition activity, which has been generally constructive for high-yield companies, should accelerate in 2014. Default rates are forecasted to remain below 2% through 2015. We expect tapering to continue throughout 2014 as the U.S. economic data improves, pushing Treasury rates gradually higher throughout the year. Although high yield has shown low or negative correlation with rates historically, given the current spread levels and relative low absolute yields combined with the continued tapering of quantitative easing and associated further rate rises, we believe high yield will be more positively correlated. We also expect the re-emergence of spread and performance volatility around technical pressures resulting from retail fund flows. Importantly, we expect high yield to continue to exhibit strong relative performance versus most other fixed income assets in 2014 as we forecast low single-digit returns for the broader high-yield market. We will continue to utilize our bottom-up, individual security selection investment process to capitalize on dislocations in value and market opportunities.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.66% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077
12/31/12	$16,241	$15,557	$20,935
12/31/13	$17,268	$16,541	$22,496

Average Annual Total Returns for the periods ending December 31, 2013

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	6.32%	8.21%	17.45%	N/A	5.81%
Class A With sales charge (4.25%)	1.86%	6.65%	16.45%	N/A	5.34%
Class C Without CDSC	5.53%	7.45%	16.59%	N/A	4.99%
Class C With CDSC (1.00%)	4.53%	7.45%	16.59%	N/A	4.99%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS December 31, 2013

Energy	65.1%
Industrials	12.6%
Materials	9.4%
Cash Equivalents and Other	6.7%
Utilities	6.2%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Shares	Fair Value

COMMON STOCKS (93.3%)

Energy (65.1%)
*Antero Resources Corp	112,000	$7,105,280
*Athlon Energy Inc	150,000	4,537,500
*Atwood Oceanics	222,000	11,852,580
*C&J Energy Services Inc	316,000	7,299,600
*Cameron International Corp	374,000	22,264,220
Cimarex Energy Co.	60,000	6,294,600
*Concho Resources Inc	84,000	9,072,000
*Continental Resources Inc	116,000	13,052,320
Delek US Holdings Inc	180,000	6,193,800
*Diamondback Energy	107,000	5,656,020
*Dresser-Rand Group Inc	350,000	20,870,500
EOG Resources Inc	94,600	15,877,664
Enbridge Inc	356,000	15,550,080
Exxon Mobil Corp	205,000	20,746,000
*FMC Technologies, Inc.	128,000	6,682,880
*Gulfport Energy Corp	92,000	5,809,800
Halliburton Company	676,000	34,307,000
Helmerich & Payne Inc	178,000	14,966,240
HollyFrontier Corp	272,000	13,515,680
Kinder Morgan Inc	419,000	15,084,000
National Oilwell Varco Inc	362,000	28,789,860
*Oasis Petroleum	404,000	18,975,880
Phillips 66	215,000	16,582,950
Pioneer Natural Resources	130,000	23,929,100
*Sanchez Energy Corp	315,000	7,720,650
Schlumberger Ltd	147,000	13,246,170
Semgroup Corp	75,000	4,892,250
Superior Energy Services	553,000	14,715,330
Tesoro Corp	260,000	15,210,000
*Triangle Petroleum Corp	600,000	4,992,000
Valero Energy Corp	385,000	19,404,000
*Whiting Petroleum Corp	236,000	14,601,320
Williams Companies Inc	450,000	17,356,500
		457,153,774
Industrials (12.6%)
Canadian Pacific Railway LTD	82,000	$12,408,240
Chicago Bridge & Iron	281,000	23,362,340
Fluor Corp	361,000	28,984,690
KBR Inc	224,000	7,143,360
Trinity Industries Inc	88,000	4,797,760
Union Pacific Corp	69,000	11,592,000
		88,288,390
Materials (9.4%)
CF Industries Holdings Inc	54,500	12,700,680
Monsanto Company	85,000	9,906,750
US Silica Holdings Inc	570,000	19,442,700
Westlake Chemical Corp	80,000	9,765,600
Lyondellbasell Indu Class A	180,000	14,450,400
		66,266,130
Utilities (6.2%)
#MDU Resources Group Inc	1,020,000	31,161,000
ONEOK Inc	195,000	12,125,100
		43,286,100

TOTAL COMMON STOCKS (COST: $543,800,410)		$654,994,394

SHORT-TERM SECURITIES (6.5%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $45,875,966)	45,875,966	$45,875,966

TOTAL INVESTMENTS IN SECURITIES (COST: $589,676,376) (99.8%)		$700,870,360
OTHER ASSETS LESS LIABILITIES (0.2%)		1,001,698

NET ASSETS (100.0%)		$701,872,058

^	Variable rate security; rate shown represents rate as of December 31, 2013

*	Non-income producing

#	Illiquid security. See Note 2. Total market value of illiquid securities amount to $31,161,000, representing 4.4% of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS December 31, 2013

Consumer Staples	24.6%
Utilities	14.0%
Energy	13.1%
Health Care	8.3%
Financials	7.6%
Consumer Discretionary	7.5%
Industrials	7.2%
Materials	6.8%
Telecommunication Services	5.4%
Information Technology	3.3%
Cash Equivalents and Other	2.2%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Shares	FairValue
COMMON STOCKS (97.8%)

Consumer Discretionary (7.5%)
Leggett & Platt Inc	11,500	$355,810
McDonalds Corp	7,800	756,834
Target Corp	5,550	351,149
		1,463,79
Consumer Staples (24.6%)
Altria Group Inc	24,500	940,555
Clorox Co/The	4,500	417,420
Coca-Cola Co/The	14,000	578,340
Kimberly-Clark Corp	6,900	720,774
Lorillard Inc	6,900	349,692
PepsiCo Inc	8,400	696,696
Procter & Gamble Co/The	8,600	700,126
Reynolds American Inc.	2,000	99,980
Sysco Corp	9,000	324,900
		4,828,483
Energy (13.1%)
Chevron Corp	5,500	687,005
Exxon Mobil Corp	2,500	253,000
HollyFrontier Corp	9,000	447,210
Kinder Morgan Inc	3,800	136,800
Occidental Petroleum Corp	5,800	551,580
Williams Companies Inc	12,500	482,125
		2,557,720
Financials (7.6%)
Aflac, Inc	5,050	337,340
Cincinnati Financial Corp	6,400	335,168
Mercury General Corp	5,700	283,347
Old Republic Intl Corp	11,000	189,970
Wells Fargo & Company	7,400	335,960
		1,481,785
Health Care (8.3%)
Cardinal Health	8,000	534,480
Glaxosmithkline PLC - ADR	2,400	128,136
Johnson & Johnson	10,500	961,695
		1,624,311
Industrials (7.2%)
Emerson Electric Co	9,600	673,728
General Electric Co	19,000	532,570
Republic Services Inc	6,000	199,200
		1,405,498
Information Technology (3.3%)
Automatic Data Processing, Inc	2,000	161,620
Intel Corp	6,500	168,740
Microsoft Corp	8,500	318,155
		648,515
Materials (6.8%)
Air Products & Chemical	5,700	637,146
Dow Chemical Co/The	12,000	532,800
Lyondellbasell Indu Class A	2,000	160,560
		1,330,506
Telecommunication Services (5.4%)
AT&T Inc	20,600	724,296
Verizon Communications Inc	6,900	339,066
		1,063,362
Utilities (14.0%)
Alliant Energy Corp	5,900	304,440
American Electric Power	4,100	191,634
Black Hills Corp	3,500	183,785
Consolidated Edison Inc	5,500	304,040
Dominion Resources	4,200	271,698
#MDU Resources Group Inc	26,500	809,575
ONEOK Inc	2,000	124,360
Southern Company	7,100	291,881
Vectren Corp	7,200	255,600
		2,737,013

TOTAL COMMON STOCKS (COST: $17,228,025)		$19,140,986

SHORT-TERM SECURITIES (2.2%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $436,714)	436,714	$436,714

TOTAL INVESTMENTS IN SECURITIES (COST: $17,664,739) (100%)		$19,577,700
OTHER ASSETS LESS LIABILITIES (0.0%)		3,115

NET ASSETS (100.0%)		$19,580,815

^	Variable rate security; rate shown represents rate as of December 31, 2013

#	Illiquid security. See Note 2. Total market value of illiquid securities amount to $809,575, representing 4.1% of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2013

Information Technology	17.5%
Financials	14.8%
Energy	12.4%
Consumer Discretionary	11.9%
Health Care	9.7%
Consumer Staples	9.5%
Materials	8.5%
Industrials	8.2%
Utilities	4.2%
Telecommunication Services	1.9%
Cash Equivalents and Other	1.4%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Shares	Fair Value
COMMON STOCKS (98.6%)

Consumer Discretionary (11.9%)
*Buffalo Wild Wings Inc	2,300	$338,560
Ford Motor Co	55,500	856,365
*General Motors Co	9,000	367,830
Lowe's Companies Inc	9,000	445,950
McDonalds Corp	3,500	339,605
Target Corp	7,800	493,506
Walt Disney Company	15,500	1,184,200
		4,026,016
Consumer Staples (9.5%)
Coca-Cola Enterprises	8,000	353,040
Kimberly-Clark Corp	5,500	574,530
Mondelez International Inc	29,000	1,023,700
PepsiCo Inc	5,500	456,170
Whole Foods Market Inc.	14,000	809,620
		3,217,060
Energy (12.4%)
*Antero Resources Corp	3,000	190,320
Delek US Holdings Inc	14,000	481,740
Exxon Mobil Corp	4,500	455,400
Halliburton Company	12,000	609,000
National Oilwell Varco Inc	6,100	485,133
Phillips 66	5,000	385,650
Pioneer Natural Resources	5,000	920,350
Valero Energy Corp	13,000	655,200
		4,182,793
Financials (14.8%)
Aflac, Inc	7,500	501,000
BlackRock Inc	3,000	949,410
JP Morgan Chase & Co	18,000	1,052,640
Prudential Finl	7,000	645,540
US Bancorp	17,500	707,000
Wells Fargo & Company	25,000	1,135,000
		4,990,590
Health Care (9.7%)
*Express Scripts Holding Co	10,000	702,400
Johnson & Johnson	9,500	870,105
ST Jude Medical Inc	9,000	557,550
Thermo Fisher Scientific Inc	10,200	1,135,770
		3,265,825
Industrials (8.2%)
*Chart Industries Inc	2,000	191,280
Cummins Inc	3,000	422,910
Fluor Corp	10,000	802,900
General Electric Co	24,000	672,720
Union Pacific Corp	4,000	672,000
		2,761,810
Information Technology (17.5%)
Apple Inc	1,900	1,066,109
*Cognizant Technology Solutions Corp	9,000	908,820
EMC Corp	20,000	503,000
*Google Inc - Class A	260	291,385
Intel Corp	26,200	680,152
KLA-Tencor Corp	7,000	451,220
*Micron Technology	31,000	674,560
Qualcomm Inc	5,000	371,250
Xerox Corp	80,000	973,600
		5,920,096
Materials (8.5%)
CF Industries Holdings Inc	3,000	699,120
Eastman Chemical Company	3,000	242,100
Methanex Corp	11,000	651,640
Lyondellbasell Indu - Class A	16,000	1,284,480
		2,877,340
Telecommunication Services (1.9%)
AT&T Inc	18,000	632,880

Utilities (4.2%)
#MDU Resources Group Inc	47,000	1,435,850

TOTAL COMMON STOCKS (COST: $27,589,925)		$33,310,260

SHORT-TERM SECURITIES (1.2%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $414,079)	414,079	$414,079

TOTAL INVESTMENTS IN SECURITIES COST: $28,004,004) (99.8%)		$33,724,339
OTHER ASSETS LESS LIABILITIES (0.2%)		78,653

NET ASSETS (100.0%)		$33,802,992

^	Variable rate security; rate shown represents rate as of December 31, 2013

*	Non-income producing

#	Illiquid security. See Note 2. Total market value of illiquid securities amount to $1,435,850, representing 4.2% of net assets as of December 31, 2013.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS December 31, 2013

Consumer Discretionary	26.6%
Industrials	12.8%
Telecommunication Services	10.6%
Health Care	10.1%
Energy	9.8%
Financials	8.5%
Information Technology	7.3%
Materials	6.6%
Consumer Staples	5.0%
Cash Equivalents and Other	1.9%
Utilities	0.8%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS December 31, 2013

	Principal Amount	Fair Value
CORPORATE BONDS (98.1%)

Consumer Discretionary (26.6%)
AMC Entertainment Inc 8.750% 6/1/19	$45,000	$48,094
AMC Entertainment Holdings 9.750% 12/1/20	135,000	154,406
Academy Ltd -144A 9.250% 8/1/19	70,000	77,350
Allegion US Holdings Co - 144A 5.750% 10/1/21	30,000	31,200
Allison Transmission Inc - 144A 7.125% 5/15/19	125,000	134,687
American Axle & MFG Inc 7.750% 11/15/19	50,000	56,875
American Axle & MFG Inc 6.250% 3/15/21	25,000	26,562
American Tire Dist Inc 9.750% 6/1/17	60,000	63,600
BC Mountain LLC - 144A 7.000% 2/1/21	20,000	20,200
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	155,000	163,331
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	60,000	64,950
CCO Holdings LLC/CAP Corp 5.250% 9/30/22	60,000	56,025
CCO Holdings LLC/Cap Corp - 144A 5.250% 3/15/21	40,000	38,200
CSC Holdings LLC 8.625% 2/15/19	135,000	158,287
*Caesars Entertainment 8.500% 2/15/20	155,000	149,187
Caesars Operating Escrow 9.000% 2/15/20	275,000	267,437
(1)Chinos Intermediate Holdings - 144A 7.750%/8.500% 5/1/19	50,000	51,125
Chrysler GP/CG CO-Issuer 8.250% 6/15/21	200,000	227,500
Cinemark USA Inc 7.375% 6/15/21	60,000	66,300
Cinemark USA Inc 4.875% 6/1/23	45,000	42,300
Claires Stores Inc 8.875% 3/15/19	75,000	77,250
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	173,600
Clear Channel Communication 9.000% 3/1/21	180,000	181,800
Clear Channel Worldwide 7.625% 3/15/20	5,000	5,200
Clear Channel Worldwide 7.625% 3/15/20	115,000	120,894
Clear Channel Worldwide 6.500% 11/15/22	95,000	96,306
Clear Channel Worldwide 6.500% 11/15/22	245,000	250,206
Dana Holding Corp 6.500% 2/15/19	80,000	85,000
Dana Holding Corp 5.375% 9/15/21	60,000	60,225
Dana Holding Corp 6.000% 9/15/23	15,000	15,037
Dish DBS Corp 7.875% 9/1/19	255,000	291,975
Dish DBS Corp 6.750% 6/1/21	115,000	121,900
Dish DBS Corp 5.875% 7/15/22	145,000	145,000
Dish DBS Corp 5.125% 5/1/20	75,000	75,187
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	193,789
Ford Motor Credit Co LLC 5.000% 5/15/18	75,000	83,543
General Motors Co - 144A 4.875% 10/2/23	230,000	232,875
General Motors Finl Co - 144A 2.750% 5/15/16	35,000	35,438
General Motors Finl Co - 144A 3.250% 5/15/18	15,000	15,000
General Motors Finl Co - 144A 4.250% 5/15/23	35,000	33,294
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	52,650
Goodyear Tire & Rubber Corp 8.250% 8/15/20	90,000	100,575
Goodyear Tire & Rubber Corp 6.500% 3/1/21	45,000	47,700
Gymboree Corp 9.125% 12/1/18	90,000	82,913
HD Supply Inc 8.125% 4/15/19	130,000	144,788
HD Supply Inc 11.000% 4/15/20	50,000	59,250
HD Supply Inc 11.500% 7/15/20	75,000	89,531
Hanesbrands Inc 6.375% 12/15/20	75,000	81,938
Harrahs Operating Co Inc 11.250% 6/1/17	160,000	162,800
Harrahs Operating Co Inc 10.000% 12/15/18	60,000	28,800
Hilton Worldwide Finance - 144A 5.625% 10/15/21	55,000	57,063
Hughes Satellite Systems Corp 6.500% 6/15/19	70,000	75,775
Interactive Data Corp 10.250% 8/1/18	107,000	117,433
Inventiv Health Inc - 144A 10.000% 8/15/18	35,000	30,975
Inventiv Health Inc - 144A 10.000% 8/15/18	50,000	44,125
Inventiv Health Inc - 144A 9.000% 1/15/18	85,000	88,400
Isle of Capri Casinos 5.875% 3/15/21	100,000	98,250
Jarden Corp 7.500% 1/15/20	100,000	108,000
Libbey Glass Inc 6.875% 5/15/20	54,000	58,320
Limited Brands Inc 6.625% 4/1/21	100,000	109,750
Lynx I Corp - 144A 5.375% 4/15/21	200,000	200,000
MGM Resorts Intl 8.625% 2/1/19	170,000	199,325
MGM Resorts Intl 7.750% 3/15/22	85,000	94,988
MGM Resorts Intl 6.750% 10/1/20	170,000	181,900
MGM Resorts Intl 5.250% 3/31/20	95,000	94,288
Marina District Fin 9.875% 8/15/18	135,000	146,138
Neiman Marcus - 144A 8.000% 10/15/21	30,000	31,350
(1)Neiman Marcus - 144A 8.750%/9.500% 10/15/21	20,000	20,950
McGraw-Hill Global ED - 144A 9.750% 4/1/21	40,000	44,200
(1)Michaels Finco Hldg/Inc - 144A 7.500%/8.250% 8/1/18	45,000	46,800
Michaels Stores Inc 7.750% 11/1/18	150,000	162,750
Nexstar Broadcasting, Inc 6.875% 11/15/20	95,000	101,650
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	64,513
Nielsen Finance LLC 4.500% 10/1/20	25,000	24,313
Paris Las Vegas Holdings - 144A 8.000% 10/1/20	80,000	83,200
Party City Holdings Inc 8.875% 8/1/20	140,000	156,800
JC Penney Corp 5.750% 2/15/18	35,000	28,700
JC Penney Corp 6.375% 10/15/36	65,000	48,425
JC Penney Corp 7.950% 4/1/17	15,000	13,050
Petco Animal Supplies - 144A 9.250% 12/1/18	35,000	37,538
Polymer Group Inc 7.750% 2/1/19	110,000	117,288
Quebecor Media 5.750% 1/15/23	90,000	87,075
RHP Hotel PPTY 5.000% 4/15/21	30,000	29,625
RKI EXP & Prod - 144A 8.500% 8/1/21	60,000	63,150
RSI Home Products Inc - 144A 6.875% 3/1/18	30,000	31,425
Radio Systems Corp - 144A 8.375% 11/1/19	80,000	87,800
Sabre Inc - 144A 8.500% 5/15/19	195,000	216,450
Sally Holdings 6.875% 11/15/19	75,000	82,875
Sally Holdings 5.750% 6/1/22	50,000	52,000
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	200,000	217,500
Service Corp Intl 7.625% 10/1/18	25,000	28,750
Service Corp Intl 7.500% 4/1/27	95,000	100,225
Service Corp Intl 7.000% 5/15/19	60,000	64,200
Service Corp Intl - 144A 5.375% 1/15/22	10,000	10,125
Servicemaster Company 7.000% 8/15/20	65,000	64,431
Sirius XM Radio INC - 144A 4.250% 5/15/20	130,000	122,850
Sirius XM Radio INC - 144A 5.750% 8/1/21	55,000	55,550
Tempur Pedic Internation 6.875% 12/15/20	50,000	54,500
Uncle Acquistion 2010 8.625% 2/15/19	120,000	120,000
Vail Resorts Inc 6.500% 5/1/19	150,000	159,000
Videotron Ltd 5.000% 7/15/22	25,000	24,438
Visteon Corp 6.750% 4/15/19	83,000	88,188
William Carter - 144A 5.250% 8/15/21	15,000	15,225
Zayo Escrow Corp 8.125% 1/1/20	65,000	71,175
		9,574,894
Consumer Staples (5.0%)
Armored AutoGroup Inc 9.250% 11/1/18	60,000	57,750
B&G Foods Inc 4.625% 6/1/21	25,000	24,000
Bumble Bee Acquisition - 144A 9.000% 12/15/17	128,000	140,160
*Central Garden & Pet Co 8.250% 3/1/18	180,000	175,050
Chiquita Brands Intl - 144A 7.875% 2/1/21	75,000	81,188
Constellation Brands Inc 3.750% 5/1/21	35,000	32,900
Del Monte Corp 7.625% 2/15/19	185,000	192,169
Mem Prod Part LP/Fin Corp 7.625% 5/1/21	50,000	51,375
Post Holdings Inc 7.375% 2/15/22	135,000	144,450
Post Holdings Inc - 144A 7.375% 2/15/22	10,000	10,700
Post Holdings Inc - 144A 6.750% 12/1/21	20,000	20,700
Reynolds GRP ISS/Reynold 9.875% 8/15/19	100,000	111,250
*Reynolds GRP ISS/Reynold 9.000% 4/15/19	400,000	429,000
Reynolds Group 5.750% 10/15/20	145,000	147,900
Rite Aid Corp 9.250% 3/15/20	45,000	51,638
Sally Holdings 5.500% 11/1/23	20,000	19,850
Spectrum Brands Hldgs 6.750% 3/15/20	40,000	43,050
Spectrum Brands Escrow Corp - 144A 6.375% 11/15/20	25,000	26,688
Spectrum Brands Escrow Corp - 144A 6.625% 11/15/22	25,000	26,594
		1,786,412
Energy (9.8%)
Access Midstream Partner 4.875% 5/15/23	30,000	28,950
Antero Resources Corp - 144A 5.375% 11/1/21	40,000	40,400
Arch Coal Inc 7.000% 6/15/19	40,000	31,800
Arch Coal Inc 7.250% 6/15/21	105,000	80,325
Arch Coal Inc - 144A 8.000% 1/15/19	20,000	19,950
Berry Petroleum Co 6.375% 9/15/22	45,000	45,788
Breitburn Energy Partner 8.625% 10/15/20	75,000	80,625
Breitburn Energy Partner 7.875% 4/15/22	110,000	114,400
Chesapeake Energy Corp 6.875% 11/15/20	25,000	28,250
Chesapeake Energy Corp 6.625% 8/15/20	80,000	89,400
Chesapeake Energy Corp 6.125% 2/15/21	20,000	21,450
Access Midstream Partner 5.875% 4/15/21	30,000	31,950
Chesapeake Midstream PT 6.125% 7/15/22	65,000	69,550
Crestwood Midstream Partners - 144A 6.125% 3/1/22	45,000	46,125
Crosstex Energy LP 8.875% 2/15/18	165,000	173,456
Denbury Resources Inc 8.250% 2/15/20	45,000	49,556
Denbury Resources Inc 4.625% 7/15/23	50,000	45,125
EP Ener/Everest Acq Fin 7.750% 9/1/22	75,000	84,000
EV Energy Partners 8.000% 4/15/19	135,000	135,675
El Paso Corporation 7.250% 6/1/18	90,000	102,748
Forest Oil Corp 7.250% 6/15/19	5,000	4,869
Halcon Resources Corp 8.875% 5/15/21	135,000	136,350
Halcon Resources Corp - 144A 9.250% 2/15/22	30,000	30,525
Halcon Resources Corp - 144A 9.750% 7/15/20	15,000	15,619
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	64,350
James River Escrow Inc 7.875% 4/1/19	40,000	10,800
Kodiak Oil & Gas Corp 8.125% 12/1/19	100,000	111,000
Kodiak Oil & Gas Corp 5.500% 1/15/21	10,000	9,975
Kodiak Oil & Gas Corp 5.500% 2/1/22	10,000	9,950
Legacy Reserves/Finance - 144A 8.000% 12/1/20	70,000	72,800
Linn Energy LLC 7.750% 2/1/21	155,000	163,913
Linn Energy LLC - 144A 7.000% 11/1/19	65,000	65,650
Meg Energy Corp - 144A 6.375% 1/30/23	50,000	50,313
Meg Energy Corp - 144A 7.000% 3/31/24	60,000	60,750
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	75,563
Mem Prod Part LP/Fin Corp - 144A 7.625% 5/1/21	10,000	10,275
Midstates Petro Inc 10.750% 10/1/20	50,000	54,375
Midstates Petro Inc 9.250% 6/1/21	45,000	47,025
Oasis Petroleum Inc - 144A 6.875% 3/15/22	55,000	58,300
Peabody Energy Corp 6.000% 11/15/18	35,000	37,275
Peabody Energy Corp 6.250% 11/15/21	70,000	70,700
*Plains Exploration & Production 6.500% 11/15/20	165,000	182,223
Plains Exploration & Production 6.875% 2/15/23	85,000	94,775
QR Energy LP/QRE Finance 9.250% 8/1/20	70,000	72,450
Regency Energy Partners 5.500% 4/15/23	50,000	48,750
Rentech NIT Part/Finance - 144A 6.500% 4/15/21	45,000	43,425
Sandridge Energy Inc 7.500% 3/15/21	35,000	36,663
Sandridge Energy Inc 8.125% 10/15/22	50,000	53,000
Tervita Corp - 144A 8.000% 11/15/18	70,000	72,275
Tesoro Corp 5.875% 10/1/20	60,000	61,350
Tesoro Corp 6.125% 10/15/21	35,000	36,050
Tesoro Corp - 144A 5.875% 10/1/20	30,000	30,675
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	85,000
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	70,000	73,500
Whiting Petroleum Corp 5.750% 3/15/21	155,000	160,425
		3,530,461
Financials (8.5%)
Ally Financial Inc 6.250% 12/1/17	305,000	340,075
Ally Financial Inc 7.500% 9/15/20	200,000	233,000
Ally Financial Inc 5.500% 2/15/17	60,000	64,950
(2)Ally Financial Inc 2.926% 7/18/16	55,000	56,223
Ally Financial Inc 4.750% 9/10/18	5,000	5,231
Avaya Inc - 144A 7.000% 4/1/19	115,000	112,700
(2)(3)*Bank of America Corp 8.000% Perpetual Maturity	165,000	182,820
Cit Group Inc - 144A 5.500% 2/15/19	55,000	58,988
Cit Group Inc 5.250% 3/15/18	120,000	128,700
Cit Group Inc 4.250% 8/15/17	110,000	114,538
CNH Capital LLC 6.250% 11/1/16	55,000	60,706
Corrections Corp of America 4.125% 4/1/20	85,000	83,300
Corrections Corp of America 4.625% 5/1/23	15,000	14,138
Denali Borrower - 144A 5.625% 10/15/20	100,000	99,125
Geo Group Inc 6.625% 2/15/21	65,000	68,738
Geo Group Inc - 144A 5.875% 1/15/22	65,000	64,513
*Intl Lease Fin Corp 8.750% 3/15/17	280,000	329,700
Intl Lease Fin Corp 6.250% 5/15/19	80,000	86,600
Intl Lease Fin Corp 5.875% 4/1/19	210,000	223,650
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	30,000	30,450
Nuveen Investments Inc - 144A 9.500% 10/15/20	95,000	95,238
Realogy Corp - 144A 7.875% 2/15/19	120,000	131,700
Realogy Corp - 144A 7.625% 1/15/20	70,000	78,575
UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	318,750
WMG Acquisition Corp 11.500% 10/1/18	40,000	46,000
WMG Acquisition Corp - 144A 6.000% 1/15/21	36,000	37,395
		3,065,803
Health Care (10.1%)
Accellent Inc 8.375% 2/1/17	85,000	88,931
Accellent Inc 10.000% 11/1/17	90,000	92,925
Alere Inc 6.500% 6/15/20	25,000	25,563
Biomet Inc 6.500% 8/1/20	190,000	199,500
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	150,000	152,625
DJO Fin LLC/DJO Fin Corp 8.750% 3/15/18	50,000	54,875
DJO Fin LLC/DJO Fin Corp 9.875% 4/15/18	20,000	21,500
Davita Inc 6.375% 11/1/18	25,000	26,250
Davita Inc 6.625% 11/1/20	70,000	75,075
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	32,400
HCA Inc 6.500% 2/15/20	90,000	98,888
*HCA Inc 7.500% 2/15/22	470,000	515,825
*HCA Holdings Inc 7.750% 5/15/21	275,000	300,438
HCA Holdings Inc 6.250% 2/15/21	50,000	52,313
Healthsouth Corp 8.125% 2/15/20	65,000	71,256
Healthsouth Corp 7.750% 9/15/22	49,000	53,655
Healthsouth Corp 5.750% 11/1/24	25,000	24,688
(1)Healthcare Technology Inc - 144A 7.375%/8.125% 9/1/18	25,000	26,000
Hologic Inc 6.250% 8/1/20	115,000	121,325
IMS Health Inc - 144A 6.000% 11/1/20	90,000	95,625
Kinetics Concept/KCI USA 10.500% 11/1/18	160,000	184,000
Radiation Therapy Service 9.875% 4/15/17	100,000	87,500
Radiation Therapy Service 8.875% 1/15/17	60,000	60,600
Tenet Healthcare Corp - 144A 6.000% 10/1/20	75,000	78,281
*Tenet Healthcare Corp 8.000% 8/1/20	225,000	244,406
Tenet Healthcare Corp 4.750% 6/1/20	135,000	131,963
Tenet Healthcare Corp 6.750% 2/1/20	30,000	30,750
Tenet Healthcare Corp 8.125% 4/1/22	60,000	64,650
USPI Finance Corp 9.000% 4/1/20	90,000	100,800
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	110,000	118,525
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	95,400
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	105,000	113,006
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	170,000	186,575
		3,626,113
Industrials (12.8%)
FGI Operating Co LLC 7.875% 5/1/20	70,000	74,900
GenCorp, Inc. 7.125% 3/15/21	120,000	128,400
Acco Brands Corp 6.750% 4/30/20	165,000	162,938
ADT Corp 3.500% 7/15/22	15,000	13,057
ADT Corp - 144A 6.250% 10/15/21	45,000	47,250
Aircastle Ltd 9.750% 8/1/18	80,000	87,400
Aircastle Ltd 6.750% 4/15/17	20,000	22,300
Aircastle Ltd 7.625% 4/15/20	40,000	44,900
Aircastle Ltd 4.625% 12/15/18	45,000	45,338
Alliant Techsystems Inc - 144A 5.250% 10/1/21	40,000	40,100
Amsted Industries - 144A 8.125% 3/15/18	105,000	110,644
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	42,650
Associated Materials Inc 9.125% 11/1/17	45,000	48,038
Avis Budget Car Rental 8.250% 1/15/19	125,000	136,250
Avis Budget Car Rental 4.875% 11/15/17	5,000	5,250
Avis Budget Car Rental 5.500% 4/1/23	95,000	92,031
Belden Inc - 144A 5.500% 9/1/22	105,000	102,900
Bombardier Inc - 144A 7.750% 3/15/20	45,000	51,075
Bombardier Inc - 144A 6.125% 1/15/23	80,000	79,400
Building Materials Corp - 144A 6.875% 8/15/18	20,000	21,250
Building Materials Corp - 144A 6.750% 5/1/21	60,000	64,950
*CDW LLC/CDW Finance 8.500% 4/1/19	185,000	204,425
CEVA Group Plc - 144A 8.375% 12/1/17	150,000	156,750
Case New Holland Inc 7.875% 12/1/17	40,000	47,200
Clean Harbors Inc 5.250% 8/1/20	85,000	87,550
RR Donnelley & Sons Co 7.000% 2/15/22	15,000	16,125
Eagle Midco Inc - 144A 9.000% 6/15/18	35,000	36,488
General Cable Corp - 144A 6.500% 10/1/22	80,000	78,400
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	120,175
Griffon Corp 7.125% 4/1/18	75,000	79,500
H&E Equipment Services 7.000% 9/1/22	50,000	54,500
Hertz Corp 7.500% 10/15/18	150,000	161,813
Hertz Corp 5.875% 10/15/20	55,000	56,994
Hillman Group Inc 10.875% 6/1/18	105,000	113,400
(1)Interline Brands Inc 10.000%/10.750% 11/15/18	30,000	32,775
Interline Brands Inc 7.500% 11/15/18	70,000	74,200
Iron Mountain Inc 6.000% 8/15/23	75,000	76,875
Jack Cooper Finance Co - 144A 9.250% 6/1/20	20,000	21,550
Jack Cooper Holdings Corp - 144A 9.250% 6/1/20	55,000	59,262
Manitowoc Company Inc 8.500% 11/1/20	120,000	136,200
Mueller Water Products 8.750% 9/1/20	40,000	44,800
NXP BV/NXP Funding LLC - 144A 5.750% 2/15/21	200,000	209,000
Oshkosh Corp 8.500% 3/1/20	65,000	71,825
PNK Finance Corp - 144A 6.375% 8/1/21	25,000	25,562
Renaissance Acquisition - 144A 6.875% 8/15/21	35,000	34,912
United Rentals North Am 8.250% 2/1/21	115,000	129,662
Schaeffler Finance BV - 144A 8.500% 2/15/19	200,000	225,000
Sensata Technologies - 144A 6.500% 5/15/19	155,000	166,237
Terex Corp 6.500% 4/1/20	65,000	69,550
Terex Corp 6.000% 5/15/21	115,000	118,881
Trinseo Op / Fin - 144A 8.750% 2/1/19	95,000	98,088
Triumph Group Inc 4.875% 4/1/21	60,000	58,200
United Rentals North Am 9.250% 12/15/19	100,000	111,500
United Rentals North Am 8.375% 9/15/20	15,000	16,725
UR Financing Escrow Corp 7.625% 4/15/22	30,000	33,337
UR Financing Escrow Corp 7.375% 5/15/20	80,000	88,700
Watco Cos LLC/Finance Co - 144A 6.375% 4/1/23	45,000	44,550
Wesco Distribution Inc-144A 5.375% 12/15/21	15,000	15,000
		4,596,732
Information Technology (7.3%)
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	57,475
Activision Blizzard - 144A 5.625% 9/15/21	20,000	20,700
Activision Blizzard - 144A 6.125% 9/15/23	10,000	10,425
Amkor Technologies Inc 7.375% 5/1/18	25,000	26,375
Amkor Technologies Inc 6.625% 6/1/21	45,000	46,687
Amkor Technology Inc 6.375% 10/1/22	15,000	15,412
Anixter Inc 5.625% 5/1/19	40,000	42,050
Aspect Software Inc 10.625% 5/15/17	65,000	65,487
Audatex North America Inc - 144A 6.000% 6/15/21	85,000	89,037
BMC Software Finance Inc - 144A 8.125% 7/15/21	35,000	36,050
Blackboard Inc - 144A 7.750% 11/15/19	55,000	54,587
Commscope Inc - 144A 8.250% 1/15/19	84,000	92,085
Epicor Software Corp 8.625% 5/1/19	110,000	119,350
First Data Corp - 144A 8.875% 8/15/20	110,000	121,688
First Data Corp - 144A 8.250% 1/15/21	35,000	37,231
(1)First Data Corp - 144A 8.750%/10.000% 1/15/22	328,000	350,140
*First Data Corp 12.625% 1/15/21	172,000	201,885
First Data Corp - 144A 7.375% 6/15/19	35,000	37,362
First Data Corp - 144A 6.750% 11/1/20	145,000	150,800
Hawk Acquisition Sub Inc - 144A 4.250% 10/15/20	160,000	154,800
Infor US Inc 11.500% 7/15/18	55,000	63,387
Infor US Inc 9.375% 4/1/19	105,000	118,125
Alcatel-Lucent USA Inc 6.450% 3/15/29	45,000	39,825
SunEdison Inc 7.750% 4/1/19	95,000	101,887
MagnaChip Semiconductor 6.625% 7/15/21	75,000	76,312
(1)PC Nextco Holdings/Fin - 144A 8.750%/9.500% 8/15/19	35,000	35,919
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	108,500
Sinclair Television Group 5.375% 4/1/21	95,000	93,575
Sinclair Television Group 6.125% 10/1/22	40,000	40,400
Sungard Data Systems Inc 7.375% 11/15/18	90,000	95,287
Sungard Data Systems Inc 7.625% 11/15/20	25,000	27,250
Sungard Data Systems Inc 6.625% 11/1/19	85,000	89,250
		2,619,343
Materials (6.6%)
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	219,000
Ashland Inc 4.750% 8/15/22	100,000	95,000
Atkore International Inc 9.875% 1/1/18	75,000	80,625
(1)Boe Merger Corp - 144A 9.500%/10.250% 11/1/17	35,000	37,187
(1)Boe Intermediate Hldng Co - 144A 9.000%/9.750% 11/1/17	31,365	32,698
Bway Holding Co 10.000% 6/15/18	80,000	86,800
FMG Resources - 144A 6.875% 2/1/18	65,000	68,412
FMG Resources - 144A 8.250% 11/1/19	150,000	168,375
Hexion US Finance Corp 6.625% 4/15/20	135,000	138,375
Hexion Us Fin/Nova Scoti 8.875% 2/1/18	100,000	103,875
Hexion US Fin/Nova Scoti 9.000% 11/15/20	55,000	54,862
Huntsman International LLC 8.625% 3/15/20	35,000	38,719
Huntsman International LLC 8.625% 3/15/21	50,000	56,500
Huntsman International LLC 4.875% 11/15/20	65,000	64,025
Ineos Finance PLC - 144A 8.375% 2/15/19	200,000	222,500
LSB Industries - 144A 7.750% 8/1/19	95,000	99,750
Noranda Aluminium Acquisition - 144A 11.000% 6/1/19	40,000	34,000
Novelis Inc 8.375% 12/15/17	80,000	85,400
Novelis Inc 8.750% 12/15/20	25,000	27,812
Packaging Dynamics Corp - 144A 8.750% 2/1/16	55,000	56,512
Polyone Corp 7.375% 9/15/20	75,000	82,875
Polypore International 7.500% 11/15/17	50,000	52,875
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	36,225
(1)Reichhold Industries Inc - 144A 9.000%/11.000% 5/8/17	166,819	95,087
Rockwood Specialities Group 4.625% 10/15/20	45,000	45,956
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	26,937
Sealed Air Corp - 144A 8.375% 9/15/21	85,000	96,475
Sealed Air Corp - 144A 6.500% 12/1/20	35,000	37,625
Tekni-Plex Inc - 144A 9.750% 6/1/19	33,000	37,455
Vulcan Materials 7.500% 6/15/21	80,000	91,200
		2,373,137
Telecommunication Services (10.6%)
Centurylink Inc 6.750% 12/1/23	45,000	45,562
Centurylink Inc 5.800% 3/15/22	225,000	222,187
Centurylink Inc 5.625% 4/1/20	50,000	50,875
Cogent Communications - 144A 8.375% 2/15/18	60,000	65,100
Crown Castle Intl Corp 5.250% 1/15/23	90,000	88,200
Everest Acq LLC 9.375% 5/1/20	140,000	161,525
Everest Acq LLC 6.875% 5/1/19	60,000	64,575
GCI Inc 8.625% 11/15/19	80,000	85,000
GCI Inc 6.750% 6/1/21	55,000	52,662
(1)(2)IPCS Inc 3.492%/4.242% 5/1/14	77,001	77,001
Intelsat Luxembourg Holdings - 144A 7.750% 6/1/21	130,000	139,425
Intelsat Jackson Holdings 7.250% 10/15/20	300,000	328,125
Intelsat Jackson Holdings 7.500% 4/1/21	40,000	44,100
Intelsat Jackson Holdings 6.625% 12/15/22	90,000	92,700
Level 3 Financing Inc 8.625% 7/15/20	85,000	95,200
Level 3 Financing Inc 8.125% 7/1/19	85,000	93,075
Metropcs Wireless Inc 7.875% 9/1/18	60,000	64,425
Metropcs Wireless Inc - 144A 6.250% 4/1/21	50,000	51,875
NII International Telecom Sa - 144A 7.875% 8/15/19	35,000	26,425
Paetec Corp 9.875% 12/1/18	100,000	111,750
SBA Telecommunications 8.250% 8/15/19	39,000	41,827
Sabine Pass Liquefaction - 144A 5.625% 2/1/21	100,000	97,750
Sprint Capital Corp 8.750% 3/15/32	525,000	563,062
Sprint Capital Corp - 144A 9.000% 11/15/18	195,000	234,975
Sprint Nextel Corp - 144A 7.000% 3/1/20	30,000	33,450
Sprint Corp - 144A 7.250% 9/15/21	45,000	48,319
Sprint Corp - 144A 7.875% 9/15/23	85,000	91,375
Sprint Corp - 144A 7.125% 6/15/24	40,000	40,600
T-Mobile USA Inc 6.633% 4/28/21	45,000	47,362
T-Mobile USA Inc 6.731% 4/28/22	75,000	78,187
TW Telecom Holdings Inc - 144A 5.375% 10/1/22	45,000	44,212
Wind Acquisition Fin SA - 144A 7.250% 2/15/18	200,000	210,500
Windstream Corp 7.750% 10/1/21	195,000	206,700
Windstream Corp 7.500% 4/1/23	35,000	35,175
Windstream Corp 6.375% 8/1/23	60,000	56,100
		3,789,381
Utilities (0.8%)
AES Corp 7.375% 7/1/21	5,000	5,637
AES Corp 8.000% 6/1/20	45,000	52,650
Calpine Corp - 144A 7.875% 7/31/20	11,000	12,045
Calpine Corp - 144A 7.500% 2/15/21	74,000	80,752
NRG Energy Inc 8.250% 9/1/20	35,000	38,762
NRG Energy Inc 7.625% 1/15/18	45,000	51,300
NRG Energy Inc 7.875% 5/15/21	20,000	22,150
SBA Telecommunications 5.750% 7/15/20	15,000	15,600
		278,896

TOTAL CORPORATE BONDS (COST: $33,889,392)		$35,241,172

SHORT-TERM SECURITIES (0.6%)	Shares
(2) Wells Fargo Advantage Cash Investment Money Market 0.010% (COST: $207,402)	207,402	$207,402

TOTAL INVESTMENTS IN SECURITIES (COST: $34,096,794) (98.7%)		$35,448,574
OTHER ASSETS LESS LIABILITIES (1.3%)		484,423

NET ASSETS (100.0%)		$35,932,997

(1)	Interest or dividend is paid-in-kind at the higher coupon, when applicable.

(2)	Variable rate security. The rates for these securities are as of December 31, 2013.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

144A-

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $10,685,860, representing 29.7% of net assets as of December 31, 2013.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | December 31, 2013

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
ASSETS
Investments in securities, at value (cost: $589,676,376, $17,664,739, $28,004,004, and $34,096,794, respectively)	$700,870,360	$19,577,700	$33,724,339	$35,448,574
Cash	17,081	0	1,680	0
Receivable for Fund shares sold	2,361,576	144,882	72,903	0
Accrued dividends receivable	447,517	57,384	55,106	4
Accrued interest receivable	398	6	12	657,099
Receivable due from manager	1,206	0	0	0
Prepaid expenses	45,519	6,323	4,340	4,962
Total assets	$703,743,657	$19,786,295	$33,858,380	$36,110,639

LIABILITIES
Payable for Fund shares redeemed	$869,327	$170,513	$12,132	$84,717
Dividends payable	0	18,437	0	46,128
Payable to affiliates	886,455	11,172	33,998	38,227
Accrued expenses	115,817	5,358	9,258	8,570
Total liabilities	$1,871,599	$205,480	$55,388	$177,642

NET ASSETS	$701,872,058	$19,580,815	$33,802,992	$35,932,997

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$582,493,953	$17,670,795	$27,663,321	$81,147,164
Accumulated undistributed net realized gain (loss) on investments	8,184,121	(2,941)	419,239	(46,565,947)
Accumulated undistributed net investment income (loss)	0	0	97	0
Unrealized appreciation (depreciation) on investments	111,193,984	1,912,961	5,720,335	1,351,780

NET ASSETS	$701,872,058	$19,580,815	$33,802,992	$35,932,997

Net Assets–Class A	$701,872,058	$19,580,815	$33,802,992	$28,044,612
Net Assets–Class C1	-	-	-	$7,888,385
Shares outstanding - Class A	102,645,996	1,625,600	689,214	3,497,093
Shares outstanding - Class C1	-	-	-	981,517
Net asset value per share - Class A2	$6.84	$12.05	$49.05	$8.02
Net asset value per share - Class C1,2	-	-	-	$8.04
Public offering price per share - Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$7.20	$12.68	$51.63	$8.38

[1]	Only the Integrity High Income Fund currently offers Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended December 31, 2013

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INVESTMENT INCOME
Interest	$11,972	$152	$716	$2,560,574
Dividends (net of foreign withholding taxes of $115,322, $718, $2,892, and $0, respectively)	6,780,142	450,453	528,776	741
Total investment income	$6,792,114	$450,605	$529,492	$2,561,315

EXPENSES
Investment advisory fees	$2,941,832	$90,547	$305,064	$320,933
Distribution (12b-1) fees - Class A	2,941,832	30,182	76,266	73,510
Distribution (12b-1) fees - Class C1	-	-	-	83,126
Transfer agent fees	942,550	21,731	54,914	58,860
Administrative service fees	808,876	40,902	66,709	88,860
Professional fees	85,528	2,619	7,042	7,979
Reports to shareholders	93,345	1,457	7,036	3,313
License, fees, and registrations	74,986	14,623	10,854	18,048
Audit fees	39,615	1,056	1,908	2,120
Trustees' fees	36,928	731	1,930	2,419
Transfer agent out-of-pockets	222,522	2,846	14,777	7,166
Custodian fees	61,320	5,196	6,580	13,613
Legal fees	52,352	1,090	2,701	3,329
Insurance expense	10,930	84	633	755
Total expenses	$8,312,616	$213,064	$556,414	$684,031
Less expenses waived or reimbursed	0	(159,192)	(141,209)	(187,944)
Total net expenses	$8,312,616	$53,872	$415,205	$496,087

NET INVESTMENT INCOME (LOSS)	$(1,520,502)	$396,733	$114,287	$2,065,228

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$61,312,743	$38,098	$4,822,080	$717,317
Net change in unrealized appreciation (depreciation) of investments	101,266,291	1,930,737	2,545,420	(572,729)
Net realized and unrealized gain (loss) on investments	$162,579,034	$1,968,835	$7,367,500	$144,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$161,058,532	$2,365,568	$7,481,787	$2,209,816

[1]	Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2013

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,520,502)	$396,733	$114,287	$2,065,228
Net realized gain (loss) from investment transactions	61,312,743	38,098	4,822,080	717,317
Net change in unrealized appreciation (depreciation) of investments	101,266,291	1,930,737	2,545,420	(572,729)
Net increase (decrease) in net assets resulting from operations	$161,058,532	$2,365,568	$7,481,787	$2,209,816

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(396,733)	$(114,218)	$(1,658,703)
Net investment income - Class C1	-	-	-	(406,525)
Net realized gain on investments - Class A	(31,926,853)	(15,205)	(3,371,218)	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$(31,926,853)	$(411,938)	$(3,485,436)	$(2,065,228)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares–Class A	$187,018,696	$12,516,229	$3,094,883	$3,623,071
Proceeds from sale of shares–Class C1	-	-	-	351,158
Proceeds from reinvested dividends - Class A	29,936,049	364,188	3,278,718	1,231,110
Proceeds from reinvested dividends - Class C1	-	-	-	245,202
Cost of shares redeemed–Class A	(141,419,899)	(1,842,198)	(4,153,416)	(6,205,282)
Cost of shares redeemed–Class C1	-	-	-	(1,385,776)
Net increase (decrease) in net assets resulting from capital share transactions	$75,534,846	$11,038,219	$2,220,185	$(2,140,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$204,666,525	$12,991,849	$6,216,536	$(1,995,929)
NET ASSETS, BEGINNING OF PERIOD	497,205,533	6,588,966	27,586,456	37,928,926
NET ASSETS, END OF PERIOD	$701,872,058	$19,580,815	$33,802,992	$35,932,997

Accumulated undistributed net investment income	$0	$0	$97	$0

[1]	Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the period ended December 31, 2012*

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,921,609)	$102,026	$7,130	$2,000,358
Net realized gain (loss) from investment transactions	(19,475,403)	(4,417)	4,130,319	489,030
Net change in unrealized appreciation (depreciation) of investments	17,100,000	(17,776)	(648,000)	1,786,532
Net increase (decrease) in net assets resulting from operations	$(4,297,012)	$79,833	$3,489,449	$4,275,920

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(102,026)	$(7,102)	$(1,495,709)
Net investment income - Class C1	-	-	-	(504,649)
Net realized gain on investments - Class A	0	(21,418)	0	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$0	$(123,444)	$(7,102)	$(2,000,358)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$166,789,938	$7,180,850	$2,643,634	$10,457,490
Proceeds from sale of shares - Class C1	-	-	-	243,869
Proceeds from reinvested dividends - Class A	0	111,543	6,721	1,087,905
Proceeds from reinvested dividends - Class C1	-	-	-	299,282
Cost of shares redeemed - Class A	(129,994,548)	(659,816)	(5,403,643)	(3,364,797)
Cost of shares redeemed–Class C1	-	-	-	(2,042,450)
Net increase (decrease) in net assets resulting from capital share transactions	$36,795,390	$6,632,577	$(2,753,288)	$6,681,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	$32,498,378	$6,588,966	$729,059	$8,956,861
NET ASSETS, BEGINNING OF PERIOD	464,707,155	0	26,857,397	28,972,065
NET ASSETS, END OF PERIOD	$497,205,533	$6,588,966	$27,586,456	$37,928,926

Accumulated undistributed net investment income	$0	$0	$27	$0

[1]	Only the Integrity High Income Fund currently offers Class C shares.

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, the period May 1, 2012 (commencement of operations) to December 1, 2013.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2010.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. As of December 31, 2013, accumulated net investment income (loss) was increased by $1,520,502 and accumulated capital gains (losses) was decreased by $1,520,502 for the WB/MNA Stock Fund due to the reclassification of net investment loss.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of December 31, 2013:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$45,875,966	$0	$0	$45,875,966
	Common Stocks	654,994,394	0	0	654,994,394
	Total	$700,870,360	$0	$0	$700,870,360

Dividend Harvest Fund	Short Term Securities	$436,714	$0	$0	$436,714
	Common Stocks	19,140,986	0	0	19,140,986
	Total	$19,577,700	$0	$0	$19,577,700

Growth & Income Fund	Short Term Securities	$414,079	$0	$0	$414,079
	Common Stocks	33,310,260	0	0	33,310,260
	Total	$33,724,339	$0	$0	$33,724,339

High Income Fund	Short Term Securities	$207,402	$0	$0	$207,402
	Corporate Bonds	0	35,241,172	0	35,241,172
	Total	$207,402	$35,241,172	$0	$35,448,574

Please refer to the Schedules of Investments for sector classification. The Funds did not hold any Level 3 assets during the year ended December 31, 2013. There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2013. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended December 31, 2013.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2013, were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$484,842,987	$14,015,835	$33,074,224	$14,106,376
Sales	$472,867,271	$3,071,203	$33,909,945	$12,958,883

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 12/31/13:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A	High Income Fund Class C
Shares sold	29,192,744	1,100,281	63,020	451,881	43,465
Shares issued on reinvestment of dividends	4,395,896	31,955	67,283	154,134	30,626
Shares redeemed	(22,556,896)	(163,325)	(85,650)	(777,493)	(172,846)
Net increase (decrease)	11,031,744	968,911	44,653	(171,478)	(98,755)

Period Ended 12/31/12*:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A	High Income Fund Class C
Shares sold	30,543,822	710,142	64,423	1,344,387	31,169
Shares issued on reinvestment of dividends	0	11,039	159	139,974	38,502
Shares redeemed	(24,621,170)	(64,492)	(132,995)	(432,837)	(263,180)
Net increase (decrease)	5,922,652	656,689	(68,413)	1,051,524	(193,509)

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, the period May 1, 2012 (commencement of operations) to December 31, 2013.

NOTE 6: Income Tax Information

At December 31, 2013 the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A
Investments at cost	$590,064,201	$17,667,680	$28,004,004	$34,098,596
Unrealized appreciation	113,256,529	2,042,859	5,867,878	1,629,025
Unrealized depreciation	(2,450,369)	(132,839)	(147,543)	(279,047)
Net unrealized appreciation (depreciation)*	$110,806,160	$1,910,020	$5,720,335	$1,349,978

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

Year Ended 12/31/13:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A
Ordinary Income	$24,426,800	$407,202	$856,963	$2,065,228
Realized gain on investments	$7,500,053	$4,736	$2,628,473	$0
Total	$31,926,853	$411,938	$3,485,436	$2,065,228

Year/Period Ended 12/31/12:
Ordinary Income	$0	$102,026	$7,102	$2,000,358
Realized gain on investments	$0	$21,418	$0	$0
Total	$0	$123,444	$7,102	$2,000,358

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A
Undistributed ordinary income	$4,271,989	$0	$194,228	$0
Undistributed capital gains	4,299,956	0	225,108	0
Accumulated capital and other losses	0	0	0	(46,564,145)
Unrealized appreciation/(depreciation)*	110,806,160	1,910,020	5,720,335	1,349,978
Total accumulated earnings/(deficit)	$119,378,105	$1,910,020	$6,139,671	($45,214,167)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2013, are as follows:

High Income Fund
Expires in 2016	$30,927,275
Expires in 2017	$14,842,642
Expires in 2018	$794,228
Non-expiring short-term losses	$0
Non-expiring long-term losses	$0
Total Capital Loss Carryforwards	$46,564,145

For the year ended December 31, 2013, the WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund utilized capital loss carryforwards of $17,604,380, $1,031,622, and $717,364, respectively.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.15%, 1.60%, 1.15%, and 1.90%, respectively, through April 30, 2013 and 1.45%, 1.15%, 1.25%, 1.15%, and 1.90%, respectively, for the period May 1, 2013 through April 30, 2014. After April 30, 2014, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.45% of average daily net assets for the year ended December 31, 2013. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Year Ended 12/31/13	Payable 12/31/13
WB/MNA Stock Fund	$2,941,832	$290,685
Dividend Harvest Fund	$24,170*	$6,470
Growth & Income Fund	$295,668*	$27,363
High Income Fund	$280,709*	$23,852

*	After waivers and reimbursements of for Dividend Harvest Fund, Growth & Income Fund, and High Income Fund of $66,377, $9,396, and $40,224, respectively.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 12/31/13			Payable 12/31/13
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNA Stock Fund	$5,563,010	$15,020	$2,941,832	$82,184	$0	$290,685
Dividend Harvest Fund	$277,822	$0	$0*	$4,210	$0	$0
Growth & Income Fund	$45,335	$0	$38,133*	$76	$0	$3,545
High Income Fund - A	$71,833	$336	$73,510	$2	$0	$6,080
High Income Fund - C	$0	$0	$83,126	$0	$0	$6,813

*	After waivers for Dividend Harvest Fund and Growth & Income Fund of $30,182 and $38,133, respectively.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 12/31/13				Payable 12/31/13
	Transfer Agency Fees*	Transfer Agency Fees Waived	Admin. Service Fees*	Admin. Service Fees Waived	Transfer Agency Fees*	Admin. Service Fees*
WB/MNA Stock Fund	$1,165,072	$0	$808,876	$0	$143,534	$79,367
Dividend Harvest Fund	$2,846	$21,731	$0	$40,902	$492	$0
Growth & Income Fund	$27,267	$42,424	$15,453	$51,256	$3,014	$0
High Income Fund	$7,166	$58,860	$0	$88,860	$1,480	$0

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$5.43	$5.42	$5.16	$3.50	$2.94

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$(0.02)	$(0.03)	$0.00	$0.01
Net realized and unrealized gain (loss) on investments[3]	1.75	0.03	0.29	1.66	0.56
Total from investment operations	$1.74	$0.01	$0.26	$1.66	$0.57

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$0.00	$(0.01)
Distributions from net realized gains	(0.33)	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.33)	$0.00	$0.00	$0.00	$(0.01)

NET ASSET VALUE, END OF PERIOD	$6.84	$5.43	$5.42	$5.16	$3.50

Total Return (excludes any applicable sales charge)	32.00%	0.19%	5.04%	47.43%	19.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$701,872	$497,206	$464,707	$63,436	$1,280
Ratio of expenses to average net assets after waivers[1,2]	1.41%	1.42%	1.42%	1.50%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.41%	1.42%	1.43%	2.03%	8.90%
Ratio of net investment income (loss) to average net assets[1,2]	(0.26%)	(0.39%)	(0.76%)	(0.67%)	0.24
Portfolio turnover rate	85.63%	77.33%	50.94%	35.44%	165.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Period From 5/1/12# to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	2.03	0.06
Total from investment operations	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.34)	$(0.22)
Distributions from net realized gains	(0.01)	(0.03)
Returns of capital	0.00	0.00
Total distributions	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$12.05	$10.03

Total Return (excludes any applicable sales charge)	23.88%	2.86%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]	0.45%[4]	0.24%*
Ratio of expenses to average net assets before waivers[2]	1.76%	2.70%*
Ratio of net investment income to average net assets[1,2]	3.29%	4.19%*
Portfolio turnover rate	26.44%	44.50%**

*	Annualized

**	Not annualized

#	Commencement of operations.

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver amounted to 0.71% of average net assets.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$42.80	$37.67	$37.10	$31.89	$28.40

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.01	$(0.15)	$0.27	$0.36
Net realized and unrealized gain (loss) on investments[3]	11.67	5.13	0.90	5.21	3.49
Total from investment operations	$11.84	$5.14	$0.75	$5.48	$3.85

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.01)	$(0.18)	$(0.27)	$(0.36)
Distributions from net realized gains	(5.41)	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(5.59)	$(0.01)	$(0.18)	$(0.27)	$(0.36)

NET ASSET VALUE, END OF PERIOD	$49.05	$42.80	$37.67	$37.10	$31.89

Total Return (excludes any applicable sales charge)	27.76%	13.65%	2.03%	17.19%	13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$33,803	$27,586	$26,857	$28,633	$28,078
Ratio of expenses to average net assets after waivers[1,2]	1.36%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.82%	1.83%	1.88%	2.00%	2.09%
Ratio of net investment income (loss) to average net assets[1,2]	0.37%	0.03%	(0.37%)	0.78%	1.17%
Portfolio turnover rate	116.11%	85.81%	41.82%	112.99%	120.02%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$7.98	$7.44	$7.61	$7.21	$5.05

Income (loss) from investment operations:
Net investment income (loss)	$0.45	$0.49	$0.50	$0.53	$0.52
Net realized and unrealized gain (loss) on investments[3]	0.04	0.54	(0.17)	0.40	2.16
Total from investment operations	$0.49	$1.03	$0.33	$0.93	$2.68

Less Distributions:
Dividends from net investment income	$(0.45)	$(0.49)	$(0.50)	$(0.53)	$(0.52)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.45)	$(0.49)	$(0.50)	$(0.53)	$(0.52)

NET ASSET VALUE, END OF PERIOD	$8.02	$7.98	$7.44	$7.61	$7.21

Total Return (excludes any applicable sales charge)	6.32%	14.22%	4.36%	13.39%	55.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$28,045	$29,286	$19,473	$23,316	$27,746
Ratio of expenses to average net assets after waivers[1,2]	1.15%	1.28%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.65%	1.66%	1.74%	1.83%	1.93%
Ratio of net investment income to average net assets[1,2]	5.64%	6.32%	6.54%	7.22%	8.64%
Portfolio turnover rate	36.30%	39.98%	38.35%	58.47%	56.76%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$8.00	$7.46	$7.62	$7.23	$5.06

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.43	$0.44	$0.48	$0.48
Net realized and unrealized gain (loss) on investments[3]	0.04	0.54	(0.16)	0.39	2.17
Total from investment operations	$0.43	$0.97	$0.28	$0.87	$2.65

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.43)	$(0.44)	$(0.48)	$(0.48)
Distributions from net realized gains	0.00	0.00	0.00	0.00	0.00
Returns of capital	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.39)	$(0.43)	$(0.44)	$(0.48)	$(0.48)

NET ASSET VALUE, END OF PERIOD	$8.04	$8.00	$7.46	$7.62	$7.23

Total Return (excludes any applicable sales charge)	5.53%	13.35%	3.73%	12.39%	54.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$7,888	$8,643	$9,499	$12,744	$15,430
Ratio of expenses to average net assets after waivers[1,2]	1.90%	2.06%	2.35%	2.35%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.40%	2.41%	2.49%	2.58%	2.68%
Ratio of net investment income to average net assets[1,2]	4.89%	5.57%	5.78%	6.46%	7.85%
Portfolio turnover rate	36.30%	39.98%	38.35%	58.47%	56.76%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Integrity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds comprising Williston Basin/Mid-North America Stock Fund, Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds") as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, and Integrity High Income Fund, and the related statement of operations for the year ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended for Integrity Dividend Harvest Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2009, were audited by another independent registered public accounting firm, whose report dated February 16, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Integrity Funds as of December 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 27, 2014

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/28/13	Ending Account Value 12/31/13	Expenses Paid During Period*	Annualized Expense Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,194.56	$7.78	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.39	$7.16	1.40%

Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,108.69	$2.76	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$2.65	0.52%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,157.77	$6.82	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.38	1.25%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,055.45	$5.98	1.15%
Actual - Class C	$1,000.00	$1,051.42	$9.85	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.67	$5.87	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.87	$9.68	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Viking Fund Management, LLC ("Viking" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, LLC ("IFD"), the Fund's underwriter; and Integrity Fund Services, LLC ("IFS"), the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory and sub-advisory agreements must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Trustees also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 28, 2013, the Board of Trustees, including a majority of the independent Trustees of the Fund, approved the Management and Investment Advisory Agreement ("Advisory Agreement"), between the Funds and Viking and the Sub-Advisory Agreement, between the Advisor and J.P. Morgan Investment Management Inc. ("JPMIM").

The Trustees, including a majority of Trustees who are neither party to the Advisory or Sub-Advisory Agreements nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously renewed the Advisory and Sub-Advisory Agreements. In determining whether it was appropriate to renew the Advisory and Sub-Advisory Agreements, the Trustees requested information, provided by the Investment Adviser and each Sub-Adviser that it believed to be reasonably necessary to reach its conclusion. In connection with the renewal of the Advisory and Sub-Advisory Agreements, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission ("SEC") directives relating to the renewal of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;

(b)	the various personnel furnishing such services and their duties and qualifications;

(c)	the relevant fund's investment performance as compared to standardized industry performance data;

(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;

(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;

(f)	an analysis of the rates charged by other investment advisers of similar funds;

(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and

(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and its fees, the Trustees reviewed information concerning the performance of each Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Funds, the Trustees considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to each Fund), and the expense waivers by the Adviser. The Trustees also considered any ancillary benefits to the Adviser and its affiliates for services provided to each Fund. In this regard, the Trustees noted that there were soft dollar arrangements involving the Adviser, but there were none involving the Sub-Advisor in the Funds that it manages. Also, the only benefits to affiliates were the fees earned for services provided. The Trustees did not identify any single factor discussed above as all-important or controlling. The Trustees also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Funds' portfolio managers will continue to manage the Funds' in substantially the same way as it had been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, extent and quality of services: The Investment Adviser currently provides services to eleven funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate.

Investment performance: Upon a review of the total return history and category rankings of each Fund, the Trustees deemed the performance of each Fund to be satisfactory. In addition, each of the Funds has been meeting its investment objective.

As of August 31, 2013, the risk for: (1) Integrity Growth & Income Fund was average overall. It had a below average risk rating for the 5 and 10-year periods and above average for the 3-year period; (2) Williston Basin/Mid-North America Stock Fund was below average overall and for the 5 -year time period. It was above average for the 3-year period and low for the 10-year period; (3) Integrity High Income Fund was above average overall and high for the 5-year time period. It had an average risk rating for the 3-year period; (4) Integrity Dividend Harvest Fund had been open for a short period so no risk ratings were available.

As of August 31, 2013, the Fund return rating for: (1) Integrity Growth & Income Fund was below average overall and for the 3-year, and 5-year time periods. It was average for the 10-year period; (2) Williston Basin/Mid-North America Stock Fund was above average overall, high for the 3 and 5-year periods, and low for the 10-year time periods. (3) Integrity High Income Fund was below average overall and for the 3 and 5-year time periods. (4) Integrity Dividend Harvest Fund had been open for a short period so no return ratings were available.

As of August 31, 2013, the Fund performance for: (1) Integrity Growth & Income Fund for the 1, 3, and 5-year periods was below its index for its peer group, but above its index classification for the 10-year period. It was above its median classification for the 3 and 10-year period and below its median for the 1 and 5-year periods; (2) Williston Basin/Mid-North America Stock Fund for the 3, 5, and 10-year periods was above its index for its peer group, but was below for the 1-year period. It was above its median classification in the 1, 3, and 5-year periods for its peer group, but below its median for the 10-year period; (3) Integrity High Income Fund was below its index for the 1, 3 and 5-year periods. It was at or above its median classification for the 3 and 5-year period, but below its median for the 1-year period; (4) Integrity Dividend Harvest Fund was below its index and median for the 1-year period.

Profitability: In connection with its review of fees, the Board also considered the profitability of Viking for its advisory activities. In this regard, the Board reviewed information regarding the finances of Corridor and Viking. Based on the information provided, the Board concluded that the level of profitability was reasonable in light of the services provided.

Economies of scale: The Board briefly discussed the benefits for the Funds as the Adviser could realize economies of scale as each of the Funds grow larger, but the size of the Funds has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The advisor has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: A comparison of the management fees charged by the Advisor seemed reasonable to the Trustees when compared to similar funds in objective and size. The adviser is voluntarily waiving advisory fees to a certain degree due to the small size of certain Funds.

Expense ratios of the applicable fund as compared to data for comparable funds: (1) a comparison of the net operating expense for the Integrity High Income Fund to other funds of similar objective and size reflected that its net expense ratio of 1.15% for Class A shares and 1.90% for Class C shares was comparable to other funds of similar objective and size; (2) the net operating expense of 1.25% for the Integrity Growth & Income Fund is comparable to other funds of similar objective and size; (3) the net operating expense of 1.15% for the Integrity Dividend Harvest Fund is comparable to other funds of similar objective and size; (4) the net operating expense of 1.42% for the Williston Basin/Mid-North America Stock Fund is comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser currently does not participate in any soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Viking, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. They determined that, after considering all relevant factors, the adoption of the Advisory Agreements would be in the best interest of each of the Funds and its shareholders.

Sub-Advisory Agreement with JPMIM

In determining whether it was appropriate to renew the Sub-Advisory Agreement between the Investment Adviser and JPMIM with respect to the High Income Fund, the Trustees requested information from JPMIM that they believed to be reasonably necessary to reach their conclusion. The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the renewal of the Sub-Advisory Agreement:

Nature, extent and quality of services: In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by JPMIM. In this regard, the Board considered the history and investment experience of JPMIM and reviewed the qualifications, background and responsibilities of its portfolio managers and certain other relevant personnel. The Board recognized that JPMIM has significant expertise in managing high yield corporate bond portfolios and its investment style. The Board also recognized the reputation and resources of JPMIM. In light of the information presented and the considerations made, the Board was satisfied that the nature, quality and extent of services provided to the Fund by JPMIM are satisfactory.

Analysis of the rates charged by other investment advisers of similar funds: The Board considered the sub-advisory fees paid to JPMIM fair and reasonable, in light of the investment sub-advisory services expected to be provided, the anticipated costs of these services and the comparability of the sub-advisory fees to fees paid by comparable mutual funds.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted, based on information presented by the Adviser, that the Sub-adviser does realize direct benefits from its relationship with the High Income Fund and does not participate in soft dollar arrangements from securities trading in the Fund.

In voting unanimously to renew the Sub-Advisory Agreement, the Trustees did not identify any single factor as being of paramount importance. The Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of JPMIM, the strategic plan involving Integrity High Income Fund, and the potential for increased distribution and growth of the Fund. Thus, the Trustees, including a majority of the Independent Trustees, determined that, after considering all relevant factors, the renewal of the Sub-Advisory Agreement would be in the best interest of the Integrity High Income Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

Shannon D. Radke is a Governor, President, and Chief Executive Officer of Corridor. He owns membership interests of approximately 9% in Corridor. He initially received membership interests, without a cash investment, in exchange for contributions to Corridor (including experience in the mutual fund industry and personal guaranties of bank financing) and, in addition, in exchange for his interest in Viking. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with their roles, Josh Larson and Mike Morey also own membership interests in Corridor (in each case equal to less than 1% of Corridor's total membership interests). Certain other current employees of Corridor own, in the aggregate, approximately 37%-38% of the total membership interests in Corridor, with those employees individually owning an interest of 0.06% to 10%. They initially received their membership interests in exchange for their experience and role in the operations of Corridor; some have since purchased a portion of their membership interests.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. The compensation of Shannon Radke, Monte Avery, Josh Larson, and Michael Morey (each of the "Portfolio Manager" of the Funds), is based on salary paid every other week. The Portfolio Managers are not compensated for client retention. In addition, Corridor sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and a match up to 4% by Corridor of the employees gross pay.

•

Although the Portfolio Manager generally does not trade securities in his own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Potential Conflicts of Interest—Investment Sub-Adviser for Integrity High Income Fund only

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	Similar Investment Companies Sub-Advised by JPMIM

JPMIM acts as investment sub-adviser to the following investment companies, each of which has an investment objective similar to that of the Fund: Managers High Yield Fund, a series of Managers Trust II; and High Yield Bond Fund, a series of SEI Institutional Investments Trust (SIIT); and High Yield Bond Fund, a series of SEI Institutional Managed Investments Trust (SIMT). The SIIT and SIMT funds are multi-managed and are also sub-advised by Ares Management LLC, Brigade Capital Management, Delaware Investments Fund Advisers, and Guggenheim Partners, LLC.

•

With respect to securities transactions for the Fund, the sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the sub-adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the sub-advisers code of ethics will adequately address such conflicts. As compensation for sub-advisory services provided to the Fund under the Sub-Advisory Agreement, the Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. Since the dollar amount of the fee will increase as assets increase, JPMIM is expected to receive increased fees as the assets of the Fund increase.

•

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

•

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

•

As an internal policy matter, JPMIM or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments that JPMIM or its affiliates will take on behalf of its clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JP Morgan Chase & Co.'s Code of Conduct.

With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting, or exceeding, clients' risk and returns objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees ("Board") of the Funds consists of four Trustees (the "Trustees"). These same individuals, unless otherwise noted, also serve as trustees for the five series of Integrity Managed Portfolios, and the two series of Viking Mutual Funds. Three Trustees are not "interested persons" (75% of the total) as defined under the 1940 Act (the "Independent Trustees"). The remaining Trustee is "interested" (the "Interested Trustees") by virtue of his affiliation with Viking Fund Management, LLC and its affiliates."

For the purposes of this section, the "Fund Complex" consists of the five series of Integrity Managed Portfolios, the four series of The Integrity Funds, and the two series of Viking Mutual Funds.

Each Trustee serves the Funds until its termination; or until the Trustee's retirement, resignation, or death; or otherwise as specified in the Funds' organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 11 funds

Principal occupation(s): Minot State University (1999 to present); Non-Profit Specialist, Bremer Bank (2006 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2006 to 2009), Integrity Fund of Funds, Inc. (2006 to 2012), The Integrity Funds, and Integrity Managed Portfolios (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Marycrest Franciscan Development, Inc.

Orlin W. Backes Birth date: May 11, 1935 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C. (1963 to 2012); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1995 to 2009), Integrity Fund of Funds, Inc. (1995 to 2012), Integrity Managed Portfolios (1996 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: First Western Bank & Trust

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to present); Director/Trustee: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (1999 to 2009), Integrity Fund of Funds, Inc. (1999 to 2012), Integrity Managed Portfolios (1999 to present), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Vincent United Methodist Foundation, Peoples State Bank of Velva, St. Joseph's Community Health Foundation and St. Joseph's Foundation, Minot Area Development Corporation, Kennedy Memorial Foundation, Minot Community Land Trust

The Statement of Additional Information ("SAI") contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 11 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Portfolio Manager (2010 to present): Viking Fund Management, LLC; Interim President: ND Tax-Free Fund, Inc. (2008 to 2009), Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Managed Portfolios (2008 to 2009), The Integrity Funds (2008 to 2009), and Integrity Fund of Funds, Inc. (2008 to 2009); Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to 2009), ND Tax-Free Fund, Inc. (1988 to 2009), and Integrity Fund of Funds, Inc. (1994 to 2012); Trustee and Chairman (1996 to present): Integrity Managed Portfolios; Trustee and Chairman: The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Minot Park Board, Governor: Mainstream Investors, LLC (2012)

(1)

Trustee who is an "interested person" of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS

Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years

Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 2009

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President (1999 to 2009): Viking Fund Distributors, LLC; President (2009 to 2012): Integrity Fund of Funds, Inc.; Treasurer and Trustee (1999 to 2009) and President (1999 to present): Viking Mutual Funds; President: (2009 to present), The Integrity Funds and Integrity Managed Portfolios

Other Directorships Held: Minot Chamber of Commerce

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President and Director (1988 to 2009): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to 2009), Integrity Fund Services, Inc. (1989 to 2009), and Integrity Funds Distributor, Inc. (1996 to 2009); Director, Vice President, and Secretary: ND Tax-Free Fund, Inc. (1988 to 2009); and Montana Tax-Free Fund, Inc. (1993 to 2009); Director (1994 to 2009), Secretary (1994 to 2009), and Vice President (1994 to 2012): Integrity Fund of Funds, Inc.; Secretary (1996 to 2009) and Vice President (1996 to present): Integrity Managed Portfolios; Secretary (2003 to 2009) and Vice President (2003 to present): The Integrity Funds; and Vice President (2009 to present): Viking Mutual Funds

Other Directorships Held: Not applicable

Adam C. Forthun Treasurer Birth date: June 30, 1976 Began serving: May 2008

Principal occupation(s): Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present), Chief Operating Officer (2013 to present): Integrity Fund Services, LLC; Treasurer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2008 to 2009), Integrity Fund of Funds, Inc. (2008 to 2012), Integrity Managed Portfolios and The Integrity Funds (2008 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s):Mutual Fund Chief Compliance Officer: ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (2005 to 2009), Integrity Fund of Funds, Inc. (2005 to 2012), Integrity Managed Portfolios and The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary (2009 to 2012): Integrity Fund of Funds, Inc.; Secretary (2009 to present): Integrity Managed Portfolios, The Integrity Funds, and Viking Mutual Funds

Other Directorships Held: Not applicable

The SAI contains more information about the Funds' Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 12/2012

Privacy Policy (Form 4) If you do not provide an opt out and you do not want to include affiliate marketing

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	•	Social Security number, name, address

	•	Account balance, transaction history, account transactions

	•	Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?

For our everyday business purposes–	Yes	No
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus

For our marketing purposes–	Yes	No
to offer our products and services to you

For joint marketing with other financial companies	No	We don't share

For our affiliates' everyday business purposes–	Yes	No
information about your transactions and experiences

For our affiliates' everyday business purposes–	No	We don't share
information about your creditworthiness

For non-affiliates to market to you	No	We don't share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

Who we are

Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do

How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

	•	train employees on privacy, information security and protection of client information.

	•	limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?	We collect your personal information, for example, when you:

	•	open an account or seek financial or tax advice

	•	provide account information or give us your contact information

	•	make a wire transfer

We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:

	•	sharing for affiliates' everyday business purposes-information about your creditworthiness

	•	affiliates from using your information to market to you

	•	sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies

	•	The Integrity Funds

	•	Viking Mutual Funds

	•	Integrity Managed Portfolios

	•	Corridor Investors, LLC

	•	Viking Fund Management, LLC

	•	Integrity Funds Distributor, LLC

	•	Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Integrity Viking Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.

Integrity Viking Funds doesn't jointly market.

Integrity Viking Funds includes:

•	The Integrity Funds

•	Viking Mutual Funds

•	Integrity Managed Portfolios

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

[Logo]

Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX)

Integrity Dividend Harvest Fund (IDIVX)

Integrity Growth & Income Fund (IGIAX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX & IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant's principal executive officer and principal financial officer (herein referred to as the "Code"). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is "independent" for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. ("Cohen"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,700 for the year ended December 31, 2013 and $44,700 for the year ended December 31, 2012.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2013 and $0 for the year ended December 31, 2012.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $10,000 for the year ended December 31, 2013 and $10,000 for the year ended December 31, 2012. Such services included review of excise distribution calculations (if applicable), preparation of the Trust's federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year-end were performed by Cohen's full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant's Independence: The registrant's auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

March 6, 2014

By: /s/ Adam Forthun
Adam Forthun
Treasurer

March 6, 2014